AMENDMENT NO. 1 TO SPONSOR WARRANTS PURCHASE AGREEMENT

This Amendment No. 1 (the “Amendment”), dated June 28, 2011, to that certain Sponsor Warrants Purchase Agreement (the “Agreement”) dated the 21st day of April, 2011, is made by and between Azteca Acquisition Corporation, a Delaware corporation (the “Company”), having its principal place of business at 421 N. Beverly Drive, Suite 300, Beverly Hills, CA 90210, and Azteca Acquisition Holdings, LLC, a Delaware limited liability company (the “Sponsor”), having its principal place of business at 421 N. Beverly Drive, Suite 300, Beverly Hills, CA 90210. All capitalized terms not defined herein shall have the same meaning ascribed to them in the Agreement.

Pursuant to Section 12.3 of the Agreement, the Company and the Sponsor hereby agree to amend the Agreement, effective on the date hereof, as follows:

1.  Amendments to the Agreement.

(a)           Recitals.  The first recital is hereby amended as follows:

The reference to 4,333,333 warrants is hereby replaced with 4,666,667 Warrants.

(b)           Section 1.1.  Section 1.1 is hereby amended as follows:

The reference to $3,250,000 Purchase Price is replaced with $3,500,000 Purchase Price.

2.  Mutual Drafting.  This Amendment is the joint product of the Company and the Sponsor and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

3.  No Other Amendments; Governing Law; Counterparts.  Except as specifically set forth in this Amendment, there are no other amendments to the Agreement and the Agreement shall remain unmodified and in full force and effect.  This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.  This Amendment may be executed in one or more counterparts.  In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

[Signature page follows]

This subscription is accepted by the Company as of the date first written above.

AZTECA ACQUISITION CORPORATION

By:	/s/ Gabriel Brener
Name: Gabriel Brener
Title: Chairman, CEO and
President

Accepted and agreed this
28th day of June, 2011

AZTECA ACQUISITIONS HOLDINGS, LLC

By:	/s/ Gabriel Brener
Name: Gabriel Brener
Title: Managing Member